Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 21, 1994





                                        /s/ Gordon Ulmer
                                        Name:     Gordon Ulmer
                                        Title:    Director

                                                                     Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 21, 1994





                                        /s/ Rand V. Araskog
                                        Name:     Rand V. Araskog
                                        Title:    Director

                                                                     Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 21, 1994





                                        /s/ Burnell R. Roberts
                                        Name:     Burnell R. Roberts
                                        Title:    Director

                                                                     Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 21, 1994





                                        /s/ Katherine D. Ortega
                                        Name:     Katherine D. Ortega
                                        Title:    Director

                                                                     Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 21, 1994





                                        /s/ Paul G. Kirk, Jr.
                                        Name:     Paul G. Kirk, Jr.
                                        Title:    Director

                                                                     Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 19, 1994





                                        /s/ William J. Alley
                                        Name:     William J. Alley
                                        Title:    Director

                                                                     Exhibit 24


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-8 relating to 400,000 Common Shares of the Company issuable under the Company's Substitute Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:    March 21, 1994





                                        /s/ Donald W. Griffin
                                        Name:     Donald W. Griffin
                                        Title:    Director